For  the  fiscal period  ended  (s)
6/30/97
File number  811-01612

                           SUB-ITEM
77-0

                         EXHIBITS

            Transactions   Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
     Servico

2.   Date of Purchase
     6/24/97

3.   Number of Securities Purchased
     234,400

4.   Dollar Amount of Purchase
     $3,398,800

5.   Price Per Unit
     $14.50

6.    Name(s) of Underwriter(s)  or
Dealer(s)
     From whom Purchased
     Lehman Brothers Inc.

7.      Other   Members   of    the
Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Alex. Brown & Sons Incorporated
Montgomery Securities
Raymond James & Associates, Inc.
Bear, Sterns & Co., Inc.
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Merrill  Lynch,  Pierce,  Fenner  &
Smith Incorporated
Paine Webber Incorporated
Prudential Securities Incorporated
Branch, Cabell and Company
J.C. Bradford & Co.
Chatsworth Securities LLC
Fahnestock & Co., Inc.
Frith Brothers Investments, Inc.
Gruntal & Co., Incorporated
Edward D. Jones & Co., L.P.
Legg     Mason     Wood     Walker,
Incorporated
Sands Brothers & Co., Ltd.
William Capital Group, L.P.



For  the  fiscal period  ended  (s)
6/30/97
File number  811-01612

                           SUB-ITEM
77-0

                         EXHIBITS

            Transactions   Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
     Hertz Corp

2.   Date of Purchase
     4/25/97

3.   Number of Securities Purchased
     14,000

4.   Dollar Amount of Purchase
     $336,000

5.   Price Per Unit
     $24.00

6.    Name(s) of Underwriter(s)  or
Dealer(s)
     From whom Purchased
     J.P. Morgan Securities Inc.

7.      Other   Members   of    the
Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Lehman Brothers Inc.
Salomon Brothers Inc.
Smith Barney Inc.
ABN AMRO Chicago Corporation
Bear, Stearns & Co. Inc.
Alex. Brown & Sons Incorporated
Chase Securities, Inc.
Citicorp Securities, Inc.
Credit    Suisse    First    Boston
Corporation
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell Inc.
Donaldson    Lufkin   &    Jenrette
Securities Corporation
A. G. Edwards & Sons, Inc.
Merril  Lynch,  Pierce,  Fenner   &
Smith Incorporated
Montgomery Securities
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Sanford C. Bernstein & Co., Inc.
William Blair & Company L.I.C.
J.C. Bradford & Co.
Furman Selz L.L.C.
Legg     Mason     Wood     Walker,
Incorporated
McDonald & Co. Securities Inc.
Neuberger & Berman
Piper Jaffray Inc.
The Robinson-Humphrey Company, Inc.
Charles Schwab & Co., Inc.
Stephens Inc.
Sutro & Co. Incorporated
Blaylock & Partners, L.P.
First of Michigan Corporation
WR Lazard, Laidlaw Incorporated
NatCity Investments, Inc.
Roney & Co., L.L.C.
Samuel A. Ramirez & Co., Inc.
Muriel Siebert & Co., Inc.
Stifel,    Nicolaus   &    Company,
Incorporated
Sturduvant & Co., Inc.

For  the  fiscal period  ended  (s)
6/30/97
File number  811-01612

                           SUB-ITEM
77-0

                         EXHIBITS

            Transactions   Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
     Borg Warner Automotive

2.   Date of Purchase
     2/20/97

3.   Number of Securities Purchased
     55,500

4.   Dollar Amount of Purchase
     $2,608,500

5.   Price Per Unit
     $47.00

6.    Name(s) of Underwriter(s)  or
Dealer(s)
     From whom Purchased
     Merril Lynch, Pierce, Fenner &
Smith Incorporated

7.      Other   Members   of    the
Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Lehman Broth Inc.
Smith Barney Inc.
ABN AMRO Chicago Corporation
Chase Securities Inc.
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Legg     Mason     Wood     Walker,
Incorporated
McDonald & Company Securities, Inc.
Neuberger & Berman
Morgan Stanley & Co. Incorporated
Credit  Lyonnais  Securities  (USA)
Inc.
Nesbitt Burns Securities Inc.
Scotia Capital Markets (USA) Inc.
Cleary Gull Reiland & McDevitt Inc.
Dominick & Dominick, Incorporated
Gabelli & Company, Inc.
Mesirow Financial, Inc.
Stifel,    Nicolaus   &    Company,
Incorporated

For  the  fiscal period  ended  (s)
6/30/97
File number  811-01612

                           SUB-ITEM
77-0

                         EXHIBITS

            Transactions   Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
     Nationwide Financial Svcs.

2.   Date of Purchase
     3/5/97

3.   Number of Securities Purchased
     15,600

4.   Dollar Amount of Purchase
     $366,600

5.   Price Per Unit
     $23.50

6.    Name(s) of Underwriter(s)  or
Dealer(s)
     From whom Purchased
      Credit  Suisse  First  Boston
Corporation

7.      Other   Members   of    the
Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Lehman Brothers, Inc.
Smith Barney Inc.
Dean Witter Reynolds Inc.
Deutsche Morgan Grenfell Inc.
Merril  Lynch,  Pierce,  Fenner   &
Smith Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
McDonald & Company Securities, Inc.
Neuberger & Berman, LLC
Morgan Stanley & Co. Incorporated
Bear, Sterns & Co., Inc.
Alex, Brown & Sons Incorporated
Dillon, Read & Co. Inc.
Donaldson,   Lufkin   &    Jenrette
Securities Corporation
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Invemed Associates, Inc.
J.P. Morgan Securities Inc.
Oppenheimer & Co., Inc.
Salomon Brothers Inc.
Schroder     Wertheim     &     Co.
Incorporated
Wasserstein   Perella   Securities,
Inc.
Conning & Company
Advest, Inc.
M.R. Beal & Company
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
Dain Bosworth Incorporated
Doley Securities, Inc.
Dowling & Partners Securities, LLC
Everen Securities, Inc.
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Ladenburg, Thalmann & Co. Inc.
WR Lazard, Laidlaw Inc.
The Ohio Company
Ormes Capital Markets, Inc.
Paulsen Securities
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sands Brothers  & Co., Ltd.
Stephens Inc.
Trilon International Inc.
Utendahl Capital Partners, L.P.

For  the  fiscal period  ended  (s)
6/30/97
File number  811-01612

                           SUB-ITEM
77-0

                         EXHIBITS

            Transactions   Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
     JLK Direct Distribution Inc.

2.   Date of Purchase
     6/26/97

3.   Number of Securities Purchased
     35,000

4.   Dollar Amount of Purchase
     $700,000

5.   Price Per Unit
     $20.00

6.    Name(s) of Underwriter(s)  or
Dealer(s)
     From whom Purchased
     Merril Lynch, Pierce, Fenner &
Smith Incorporated

7.      Other   Members   of    the
Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Lehman Brothers, Inc.
Prudential Securities Incorporated
Morgan Stanley & Co. Incorporated
Dillon, Read & Co. Inc.
Donaldson,   Lufkin   &    Jenrette
Securities Corporation
Goldman, Sachs & Co.
Oppenheimer & Co., Inc.
Schroder     Wertheim     &     Co.
Incorporated
Deutsche Morgan Grenfell
Lazard Freres & Co. LLC
William Blair & Company, L.L.C.
For  the  fiscal period  ended  (s)
6/30/97
File number  811-01612

                           SUB-ITEM
77-0

                         EXHIBITS

            Transactions   Effected
Pursuant to Rule 10f-3

1.   Name of Issuer
     Hartford Life,. Inc.

2.   Date of Purchase
     5/22/97

3.   Number of Securities Purchased
     51,500

4.   Dollar Amount of Purchase
     $1,454,875

5.   Price Per Unit
     $28.25

6.    Name(s) of Underwriter(s)  or
Dealer(s)
     From whom Purchased
     Goldman, Sachs & Co.

7.      Other   Members   of    the
Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Lehman Brothers, Inc.
Dean Witter Reynolds Inc.
Merril  Lynch,  Pierce,  Fenner   &
Smith Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Neuberger & Berman, LLC
Morgan Stanley & Co. Incorporated
A.G. Edwards & Sons, Inc.
Conning & Company
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
Dowling & Partners Securities, LLC
Fox-Pitt, Kelton Inc.
Janney Montgomery Scott Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Stephens Inc.
Smith Barney Inc.
J.C. Bradford & Co.
Credit    Suisse    First    Boston
Corporation
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Legg     Mason     Wood     Walker,
Incorporated
Piper Jaffray Inc.
Principal   Financial   Securities,
Inc.
Sutro & Co. Incorporated
Wheat, First Securities, Inc.